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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): February 1, 2006

                        MORGAN STANLEY ABS CAPITAL I INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      333-121914                13-3939229
(State or Other Jurisdiction           (Commission             (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)

        1585 BROADWAY                                               10036
     NEW YORK, NEW YORK                                           (Zip Code)
    (Address of Principal
     Executive Offices)

       Registrant's telephone number, including area code: (212) 761-4000

                                    No Change
          (Former name or former address, if changed since last report)

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     Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

          Morgan Stanley ABS Capital I Inc. registered issuances of Mortgage
Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration
Statements on Form S-3 (Registration File No. 333-121914) (as amended, the
"Registration Statement"). Pursuant to the Registration Statement, IXIS Real
Estate Capital Trust 2006-HE1 (the "Trust") issued approximately $909,278,000 in aggregate principal amount of its Mortgage Pass-Through Certificates, Series
2006-HE1 (the "Certificates"), on February 28, 2006. This Current Report on Form
8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

          The Certificates were issued pursuant to a Pooling and Servicing
Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit
4.1, dated as of February 1, 2006, among Morgan Stanley ABS Capital I Inc., as depositor, IXIS Real Estate Capital Inc., as unaffiliated seller, Master
Financial, Inc., as a servicer, Saxon Mortgage Services Inc., as a servicer,
JPMorgan Chase Bank, National Association, as securities administrator, master servicer and backup servicer, and Deutsche Bank National Trust Company, as custodian and trustee. The Certificates consist of fourteen classes of senior
Certificates, the Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class
M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3
and B-4 Certificates (collectively, the "Offered Certificates") and three classes of subordinated Certificates (the "Class X Certificates", the "Class P
Certificates" and the "Class R Certificates"). Only the Offered Certificates
were offered. The Certificates initially evidenced, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

          The assets of the Trust consist primarily of one pool of fixed-rate, closed-end, conventional, monthly pay, generally fully amortizing, business and consumer purpose residential home equity loans (the "Mortgage Loans") secured by first or second lien mortgages or deeds of trust (the "Mortgages") on real properties (the "Mortgage Properties"). The Mortgaged Properties securing the
Mortgage Loans consist primarily of single family residences (which may be detached, part of a two-to four-family dwelling, a condominium unit or a unit in a planned unit development).

          Interest distributions on the Class A-1, Class A-2, Class A-3, Class
A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class
B-1, Class B-2, Class B-3 and Class B-4 Certificates are based on the
Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof. The Pass-Through Rates for the Class A-1, Class A-2, Class A-3, Class
A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class
B-1, Class B-2, Class B-3 and Class B-4 Certificates are adjustable.

          The Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2,
Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and
Class B-4 Certificates have an original Certificate Principal Balance of
$380,000,000; $111,000,000; $153,092,000; $94,000,000; $33,866,000; $30,619,000;
$17,629,000; $15,773,000; $15,309,000; $14,382,000; $13,454,000; $11,598,000;
$9,278,000; and $9,278,000, respectively.

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          As of the Closing Date, the Mortgage Loans possessed the
characteristics described in the Prospectus dated May 10, 2005 and the
Prospectus Supplement dated February 24, 2006, filed pursuant to Rule 424(b) (5)
of the Act on February 28, 2006.

          Item 9.01. Financial Statements and Exhibits.

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits:

     1.1  Underwriting Agreement, dated February 28, 2006, between Morgan
          Stanley ABS Capital I Inc., as depositor, and Morgan Stanley & Co.
          Incorporated, as initial purchaser.

     1.2  Underwriter Indemnification Agreement, dated as of February 28, 2006, among Morgan Stanley ABS Capital I Inc., as depositor, Morgan Stanley
          & Co. Incorporated, as initial purchaser, and IXIS Real Estate Capital
          Inc., as unaffiliated seller.

     4.1  Pooling and Servicing Agreement, dated as of February 1, 2006, among
          Morgan Stanley ABS Capital I Inc., as depositor, IXIS Real Estate
          Capital Inc., as unaffiliated seller, Master Financial, Inc., as a servicer, Saxon Mortgage Services Inc., as a servicer, JPMorgan Chase
          Bank, National Association, as securities administrator, master servicer and backup servicer, and Deutsche Bank National Trust
          Company, as custodian and trustee.

     8.1  Opinion of Dewey Ballantine LLP, special tax counsel to the depositor, regarding certain tax matters.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 MORGAN STANLEY ABS CAPITAL I INC.
                                     As Depositor and on behalf of IXIS Real
                                     Estate Capital Trust 2006- HE1 Registrant

                                 By: /s/ Gail McDonnell
                                     -------------------------------------------
                                     Name: Gail McDonnell
                                     Title: Vice President

Dated: March 9, 2006

                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
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1.1           Underwriting Agreement, dated February 28, 2006, between Morgan
              Stanley ABS Capital I Inc., as depositor, and Morgan Stanley & Co.
              Incorporated, as initial purchaser.

1.2           Underwriter Indemnification Agreement, dated as of February 28,
              2006, among Morgan Stanley ABS Capital I Inc., as depositor,
              Morgan Stanley & Co. Incorporated, as initial purchaser, and
              IXIS Real Estate Capital Inc., as unaffiliated seller.

4.1           Pooling and Servicing Agreement, dated as of February 1, 2006, among Morgan Stanley ABS Capital I Inc., as depositor, IXIS
              Real Estate Capital Inc., as unaffiliated seller, Master
              Financial, Inc., as a servicer, Saxon Mortgage Services Inc., as a servicer, JPMorgan Chase Bank, National Association, as securities administrator, master servicer and backup servicer, and Deutsche Bank National Trust Company, as custodian and trustee.

8.1           Opinion of Dewey Ballantine LLP, special tax counsel to the depositor, regarding certain tax matters.